                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 30, 1998




                              TRANSMONTAIGNE INC.
                      ____________________________________
             (Exact Name of Registrant as specified in its charter)


                                    DELAWARE
                     _____________________________________
                 (State or other jurisdiction of incorporation)

                       Commission File Number 001-11763

                          IRS Employer No. 06-1052062



                             370 SEVENTEENTH STREET
                                   SUITE 2750
                               DENVER, CO  80202
                        TELEPHONE NUMBER (303) 626-8200
                       ____________________________________
          (Address, including zip code of principal executive offices)

                                  303-626-8200
                     _____________________________________
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 30, 1998, TransMontaigne Inc. ("TransMontaigne"), through a wholly-owned subsidiary, acquired all of the issued and outstanding capital stock of Louis Dreyfus Energy Corp. ("LDEC") from its parent company, Louis Dreyfus Corporation ("LDC") for approximately $161,000,000, including $100,565,000 in cash and 4,500,000 shares of TransMontaigne common stock. In addition, TransMontaigne paid approximately $192,492,000 for the net working capital of LDEC as of October 30, 1998.

The acquisition included twenty-four refined petroleum products terminals and storage facilities, located in the eastern United States in the states of Mississippi, Alabama, Tennessee, Georgia, Florida, South Carolina, North Carolina, Virginia and Pennsylvania, with access to the Colonial and Plantation pipeline systems. Seventeen of the terminals are owned jointly with BP Oil Company and operated by LDEC, while the other seven terminals are wholly-owned. The terminals have an aggregate storage capacity of approximately 4,237,000 barrels. The acquisition also included certain other related assets, including shipping rights on the Colonial and Plantation pipeline systems; storage, terminaling and sales contracts; manuals; files; charts; receivables; leases; leasehold improvements; vehicles; furniture; fixtures; computers; software and other items directly related to the refined petroleum products terminaling, storage, logistical services and supply and distribution business of LDEC.

The purchase price was established in arms-length negotiation between the managements of TransMontaigne and LDC. The cash component of the purchase price and the net working capital component were funded by an advance from TransMontaigne's new $500,000,000 Credit Facility with BankBoston, N.A. TransMontaigne intends to continue the business of LDEC, including the prior use of the terminals, storage facilities and other assets acquired. The Stock Purchase Agreement dated as of September 13, 1998 and Amendment No. 1 to Stock Purchase Agreement dated as of October 30, 1998 are included herein as Exhibits
2.1 and 2.2, respectively. A copy of the press release regarding the transaction and issued by TransMontaigne on November 2, 1998 is included as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

a. As of the date of this Form 8-K, it is impractical for TransMontaigne to provide the financial statements for Louis Dreyfus Energy Corp., required pursuant to Article 3 of Regulation S-X. In accordance with Item 7.a. of Form 8-K, such financial statements will be filed by Amendment to this Form 8-K on or before January 15, 1999.

b. As of the date of this Form 8-K, it is impractical for TransMontaigne to provide the pro forma financial information required pursuant to Article 11
                 ---------
     of Regulation S-X. In accordance with Item 7.b. of Form 8-K, such pro forma
                                                                       ---------
     financial statements will be filed by Amendment to this Form 8-K on or before January 15, 1999.

                                       2
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c.   Exhibits

     Exhibit No.      Description
     ----------       -----------

     2.1 Stock Purchase Agreement dated as of September 13, 1998, between Louis Dreyfus Corporation and TransMontaigne Inc.

     2.2 Amendment No. 1 to Stock Purchase Agreement dated as of October 30, 1998, between Louis Dreyfus Corporation and TransMontaigne Inc.

     99.1             Press Release dated November 2, 1998.


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, TransMontaigne has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    13  November 1998                   TRANSMONTAIGNE INC.
         -----------------


                                             By:  /s/ Richard E. Gathright
                                                ---------------------------
                                                      Richard E. Gathright
                                                      President

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